EXHIBIT 99.1

WEIL, GOTSHAL & MANGES LLP
767 FIFTH AVENUE
NEW YORK, NEW YORK 10153-0119
TELEPHONE: (212) 310-8000
FACSIMILE: (212) 310-8007
GEORGE A. DAVIS, ESQ. (GD 3761)
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
--------------------------------------------------------X
                                                        :
IN RE                                                   :   CHAPTER 11 CASE NO.
                                                        :
IMPATH INC., ET AL.,                                    :   03-16113 (PCB)
                                                        :
                     DEBTORS.                           : (JOINTLY ADMINISTERED)
                                                        :
--------------------------------------------------------X



                       MONTHLY OPERATING STATEMENT FOR THE
                  PERIOD OF FEBRUARY 1, 2004 TO FEBRUARY 29, 2004
                  ------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

                                                                      Chapter 11

           IN RE: IMPATH INC., ET AL.,                    Case no.03-16113 (PCB)
                               -- ---

                   MONTHLY OPERATING STATEMENT FOR THE PERIOD
                         FEBRUARY 1 TO FEBRUARY 29, 2004

DEBTORS' ADDRESS:    IMPATH Inc.
                     Attn: Holly Felder Etlin
                     521 West 57th St.
                     New York, NY 10019

DISBURSEMENTS (1):   February 1-29, 2004
                     IMPATH Inc. (03-16113)                       $10,134,737
                     IMPATH Physician Services, Inc. (03-16114)            $0
                     IMPATH Predictive Oncology, Inc. (03-16115)     $396,952
                     IMPATH Information Services, Inc. (03-16116)          $0
                     Tamtron Corp. (03-16117)                         $31,389
                     Medical Registry Services, Inc. (03-16118)      $149,979
                                                                  -----------
                     TOTAL DISBURSEMENTS                          $10,713,057


DEBTORS' ATTORNEY:   Weil, Gotshal & Manges LLP
                     George A. Davis (GD 2761)
                     767 Fifth Avenue
                     New York, NY 10153

REPORT PREPARER:     IMPATH Inc.

Note 1: This report does not include a balance sheet due to the ongoing reconciliation of the Debtor's accounting records.

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

           The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein, is complete, accurate and truthful to the best of my knowledge.

DATE:  March 22, 2004
                                               /s/ Holly Etlin
                                               ---------------------------------
                                               Holly Etlin
                                               Chief Restructuring Officer

IMPATH INC. AND SUBSIDIARIES
INCOME STATEMENT
DOLLARS IN ACTUAL AMOUNTS

                                                                                                                 YTD
                                                                       JANUARY           FEBRUARY                2004
                                                                       -------           --------                ----
Revenue
-------
       Sales-Diagnostic                                             $16,189,893        $15,996,263            $32,186,156
       Less: Allowed Differences                                     (6,811,032)        (6,676,283)           (13,487,316)
                                                             -------------------------------------------------------------
            Net Diagnostic Sales                                      9,378,861          9,319,980             18,698,841
       Biopharmaceutical Sevices                                        504,444            535,670              1,040,114
       Information Services                                                   0                  0                      0
                                                             -------------------------------------------------------------
            TOTAL REVENUE                                             9,883,305          9,855,650             19,738,955

COGS
----
       Employee Comp & Benefits                                       3,389,216          2,924,060              6,313,276
       Labratory Supplies & Consultants                                 806,164          1,085,779              1,891,942
       Auto & Courier Expenses                                          321,932            346,384                668,315
       Professional Liability Insurance                                 177,192            178,138                355,330
       Laboratory Depreciation & Amortization                           622,095            621,960              1,244,055
                                                             -------------------------------------------------------------
Total COGS Incl Lab D&A                                               5,316,599          5,156,320             10,472,919

                                                             -------------------------------------------------------------
GROSS PROFIT                                                          4,566,706          4,699,330              9,266,036
                                                             -------------------------------------------------------------
SALES & MARKETING
-----------------
       Employee Comp & Benefits                                         956,130            985,891              1,942,020
       Marketing Expense                                                 30,734             21,516                 52,250
       Total Travel & Entertainment                                      76,786             41,623                118,409
                                                             -------------------------------------------------------------
Total Sales & Marketing                                               1,063,650          1,049,030              2,112,680

GENERAL & ADMINISTRATIVE
------------------------
       Employee Comp & Benefits                                       1,630,748          1,420,972              3,051,720
       Auto & Courier Expenses                                          137,454            105,354                242,808
       Bad Debt Expense                                               1,508,701          1,519,295              3,027,996
       Travel & Entertainment                                            28,981             21,294                 50,276
       Rent, R.E. Tax & R&M                                             616,867            566,542              1,183,409
       Utilities                                                        226,123            151,970                378,093
       Insurance                                                        148,433            143,562                291,995
       Non-Lab Depreciation & Amortization                              559,554            555,480              1,115,034
       Misc. Operating Expenses                                         405,133            403,348                808,481
                                                             -------------------------------------------------------------
Total General & Administrative                                        5,261,994          4,887,818             10,149,812
                                                             -------------------------------------------------------------
TOTAL OPERATING EXPENSES                                             11,642,243         11,093,168             22,735,411
                                                             -------------------------------------------------------------
OPERATING INCOME - EBIT                                              (1,758,938)        (1,237,518)            (2,996,456)
                                                             -------------------------------------------------------------
       Net Non-Operating Income (Expense)                            (1,189,358)        (1,264,632)            (2,453,990)
                                                             -------------------------------------------------------------
EARNINGS (LOSS) BEFORE TAXES                                         (2,948,296)        (2,502,150)            (5,450,446)
                                                             -------------------------------------------------------------
       Total Provision for Income Tax                                    (6,116)            50,669                 44,553
                                                             -------------------------------------------------------------
NET INCOME (LOSS)                                                   ($2,942,180)       ($2,552,819)           ($5,494,998)
                                                             =============================================================
NOTE:  EBITDA                                                          (577,289)           (60,078)              (637,367)


IMPATH INC. AND SUBSIDIARIES
CASH RECEIPTS AND DISBURSEMENTS


                                                                 FEBRUARY-04
------------------------------------------------------------------------------
Beginning Book Cash Balance                                        $3,584,738
------------------------------------------------------------------------------
Receipts:
------------------------------------------------------------------------------
Accounts Receivable Collections                                    10,302,247
------------------------------------------------------------------------------
Other Cash Receipts                                                        -
                                                                   -----------
------------------------------------------------------------------------------
Total Receipts:                                                    10,302,247
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Operating Disbursements:
------------------------------------------------------------------------------
Payroll                                                            (2,798,376)
------------------------------------------------------------------------------
Payroll Taxes                                                      (1,579,613)
------------------------------------------------------------------------------
Benefits                                                             (766,007)
------------------------------------------------------------------------------
Auto Expense                                                          (74,844)
------------------------------------------------------------------------------
Courier Expense                                                      (356,930)
------------------------------------------------------------------------------
Equipment Leases (Capital Leases)                                     (98,758)
------------------------------------------------------------------------------
Insurance                                                            (868,906)
------------------------------------------------------------------------------
Lab Supplies                                                       (1,494,024)
------------------------------------------------------------------------------
Consultants/Temp. Employees                                          (222,892)
------------------------------------------------------------------------------
Operational Supplies                                                 (168,917)
------------------------------------------------------------------------------
Ordinary Course Professional Fees                                     (79,109)
------------------------------------------------------------------------------
Rent                                                                 (540,124)
------------------------------------------------------------------------------
Travel & Entertainment (Emp. T&E)                                    (129,279)
------------------------------------------------------------------------------
Utilities                                                            (225,576)
------------------------------------------------------------------------------
Miscellaneous Operating Expenses                                     (472,446)
------------------------------------------------------------------------------
Interest                                                                    -
------------------------------------------------------------------------------
Taxes                                                                (103,131)
------------------------------------------------------------------------------
Capital Expenditures                                                        -
------------------------------------------------------------------------------
Contingency                                                                -
                                                                   -----------
------------------------------------------------------------------------------
Total Operating Disbursements:                                     (9,978,933)
                                                                   -----------
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Net Cash Flow From Operations:                                       323,314
                                                                   -----------
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Restructuring Costs:
------------------------------------------------------------------------------
Professional Fees                                                    (657,898)
------------------------------------------------------------------------------
Incentive/Retention Payments                                                -
------------------------------------------------------------------------------
Trustee Fees                                                          (24,250)
------------------------------------------------------------------------------
Other Restructuring Costs                                                  -
                                                                   -----------
------------------------------------------------------------------------------
Total Restructuring Costs                                            (682,148)
                                                                   -----------
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Non-Operating Cash Inflows/(Outflows):
------------------------------------------------------------------------------
Sale of Tamtron/MRS                                                   (51,975)
------------------------------------------------------------------------------
Sale of Core Business                                                       -
------------------------------------------------------------------------------
Recovery of Taxes Paid                                                      -
------------------------------------------------------------------------------
Collection of A/R                                                           -
------------------------------------------------------------------------------
Other Non-Operating                                                        -
                                                                   -----------
------------------------------------------------------------------------------
Total Non-Operating Inflows/(Outflows)                                (51,975)
                                                                   -----------
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Net Cash Flow                                                        (410,809)
                                                                   -----------
------------------------------------------------------------------------------
ENDING BOOK CASH BALANCE                                           $3,173,928
                                                                   ===========
------------------------------------------------------------------------------

IMPATH INC. AND SUBSIDIARIES
SCHEDULE OF TAXES WITHHELD, COLLECTED, INCURRED AND PAID
FEBRUARY 1-29, 2004


---------------------------------------------------------------------------------------------------------------------------------
                                                                                        TAXES WITHHELD,
                                                                                         COLLECTED OR
 JURISDICTION                            TYPE OF TAX                                      INCURRED                    TAXES PAID
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
PAYROLL TAXES
Federal                                 Withholding                                         629,530.82                629,530.82
Federal                                 Social Security EE                                  253,421.86                253,421.86
Federal                                 Social Security ER                                  253,421.89                253,421.89
Federal                                 Medicare EE                                          60,910.58                 60,910.58
Federal                                 Medicaid ER                                          60,910.66                 60,910.66
Federal                                 Unemployment                                          9,040.81                  9,040.81

Alabama                                 Withholding, SUI                                        317.72                    317.72
Arizona                                 Withholding, SUI                                     10,769.29                 10,769.29
California                              Withholding, SUI, Disability                         93,904.82                 93,904.82
Colorado                                Withholding, SUI                                      1,308.62                  1,308.62
Conneticut                              Withholding, SUI                                      2,716.39                  2,716.39
Florida                                 SUI                                                     278.15                    278.15
Georgia                                 Withholding, SUI                                      1,833.55                  1,833.55
Illinois                                Withholding, SUI                                        309.91                    309.91
Indiana                                 Withholding, SUI                                        620.61                    620.61
Iowa                                    Withholding, SUI                                        174.16                    174.16
Kansas                                  Withholding, SUI                                        527.99                    527.99
Louisiana                               Withholding, SUI                                        733.03                    733.03
Maryland                                Withholding, SUI                                        724.93                    724.93
Massachusetts                           Withholding, SUI                                      9,394.39                  9,394.39
Michigan                                Withholding, SUI                                        314.12                    314.12
Minnesota                               Withholding, SUI                                          0.00                      0.00
Missouri                                Withholding, SUI                                        476.30                    476.30
Montana                                 Withholding, SUI                                          0.00                      0.00
New Jersey                              Withholding, SUI, Disability                          5,754.82                  5,754.82
New Hampshire                           SUI                                                      20.34                     20.34
New York                                Withholding, SUI, Disability                        147,251.30                146,324.21
North Carolina                          Withholding, SUI                                        918.73                    918.73
Ohio                                    Withholding, SUI                                      1,077.26                  1,077.26
Pennsylvania                            Withholding, SUI, Disability                          1,807.25                  1,807.25
Rhode Island                            Withholding, SUI, Disability                            109.82                    109.82
Tennessee                               SUI                                                       0.00                      0.00
Texas                                   SUI                                                      71.75                     71.75
Utah                                    Withholding, SUI                                        739.96                    739.96
Virginia                                Withholding, SUI                                         69.10                     69.10
Washington                              SUI                                                     816.71                    816.71

New York City                           Withholding                                          30,262.82                 30,262.82

TOTAL PAYROLL TAXES                                                                     $ 1,580,540.46            $ 1,579,613.37
---------------------------------------------------------------------------------------------------------------------------------

SCHEDULE OF TAXES WITHHELD, COLLECTED, INCURRED AND PAID
FEBRUARY 1-29, 2004

---------------------------------------------------------------------------------------------------------------------------------
                                                                                        TAXES WITHHELD,
                                                                                         COLLECTED OR
 JURISDICTION                            TYPE OF TAX                                      INCURRED                    TAXES PAID
---------------------------------------------------------------------------------------------------------------------------------
NON-PAYROLL TAXES
Alabama                                 Sales and Use Taxes                                                              945.00
Arizona (including counties)            Sales and Use Taxes                                                               24.11
California (including counties)         Sales and Use Taxes                                                           37,633.86
Delaware                                Sales and Use Taxes, Franchise Tax                                               240.00
Florida                                 Sales and Use Taxes                                                            1,541.64
Georgia                                 Sales and Use Taxes                                                               72.85
Massachusetts                           Sales and Use Taxes                                                            3,419.27
Nevada                                  Sales and Use Taxes                                                               69.33
New York                                Sales and Use Taxes, Commercial Rent                   18,272.06              59,174.91
Wisconsin                               Sales and Use Taxes                                                               10.00


TOTAL NON-PAYROLL TAXES                                                                      $ 18,272.06           $ 103,130.97

TOTAL TAXES                                                                               $ 1,598,812.52         $ 1,682,744.34
-----------------------------------------------------------------------------------------------------------------------------------
